Exhibit 99.1

The J.G. Wentworth Company™ Reports Fourth Quarter Results;
Adjusted Net Income of $9.1 Million and Total Receivables Balance Purchased of $266 Million
Continuing Progress to Become a Diversified Consumer Financial Services Company

RADNOR, Pa.—(BUSINESS WIRE)—03.12.15 — The J.G. Wentworth Company™ (“J.G. Wentworth” or the “Company”) (NYSE:JGW), a leading purchaser of structured settlement payments, annuity payments, lottery payments and other receivables through its J.G. Wentworth and Peachtree brands, today reports financial results for the fourth quarter of 2014. “I am pleased with the results and how we finished 2014. In addition, we have made significant progress on our growth strategies by announcing our entrance into the Prepaid Payment Products, Personal Lending and Mortgage categories,” said Stewart A. Stockdale, Chief Executive Officer, The J.G. Wentworth Company™.

The following are highlights from the fourth quarter and full year results:

Fourth Quarter Highlights

•	Total Receivables Balance, or TRB, purchases were $266.2 million, as compared to $260.5 million in the fourth quarter of 2013.

•
Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap terminations*, ("Spread Revenue"*), was $52.5 million, as compared to $44.6 million in the fourth quarter of 2013.

•
Adjusted Net Income*, or ANI, decreased to $9.1 million, as compared to $11.2 million in the fourth quarter of 2013,  which was driven primarily by the $14.2 million gain on debt extinguishment in the fourth quarter of 2013, offset by lower interest expense in the fourth quarter of 2014.

•
Revenues were $127.3 million, an increase of 19.4% from revenues of $106.6 million in the fourth quarter of 2013, due primarily to the impact of decreasing cost of funds on unrealized gains on VIE and other finance receivables, long-term debt and derivatives.

•
Net income increased to $27.7 million, as compared to a loss of $5.4 million in the fourth quarter of 2013, due primarily to an increase in revenues, lower interest expense, and the loss on disposal/impairment of fixed assets in 2013.

Full Year Highlights

•	Total Receivables Balance, or TRB, purchases were $1,077.8 million, as compared to $1,125.0 million in 2013.

•	Spread Revenue* was $213.6 million, as compared to $210.6 million in 2013.

•
Adjusted Net Income*, or ANI, decreased to $43.6 million, as compared to $46.6 million in 2013, which was driven primarily by the $14.2 million gain on debt extinguishment in 2013, offset by lower interest expense in 2014.

•
Revenues were $494.4 million, an increase of 7.6% from revenues of $459.6 million in 2013, due primarily to a $47.9 million increase in unrealized gains on VIE and other finance receivables, long-term debt and derivatives and a $14.5 million increase in interest income. This was partially offset by a $14.4 million decrease in realized and unrealized gains on marketable securities, net, and a $14.2 million gain on extinguishment of debt in 2013.

•
Net income increased to $96.6 million, as compared to $61.8 million in 2013, primarily due to an increase in unrealized gains on VIE and other finance receivables, long-term debt and derivatives that resulted from a more favorable movement in the fair value interest rate used to value our finance receivables. These increases were offset by an increase in interest expense.

Exhibit 99.1

John R. Schwab, J.G. Wentworth’s Chief Financial Officer, said, “We are excited about the synergies we have created by leveraging our competencies in the fourth quarter. Revenue increased from prior year which was primarily driven by lower cost of funds and an increase in TRB.   We are pleased with 2014 and look forward to further diversifying our business in 2015.”

* This earnings press release contains non-GAAP measures, which as calculated by the Company are not necessarily comparable to similarly-titled measures reported by other companies.  Results for the three and twelve month periods ended December 31, 2014 and 2013, as well as our reconciliation of non-GAAP measures, and historic financial information from 2013 to the present, are included in the accompanying financial information.

About The J.G. Wentworth Company™

The J.G. Wentworth Company focuses on key sectors, including structured settlement payment purchasing, annuity payment purchasing, lottery payment purchasing and pre-settlement funding. Through our two market-leading and highly recognizable brands, J.G. Wentworth and Peachtree Financial Solutions, we purchase future structured settlement payment streams from our customers.  For more information about The J.G. Wentworth Company, visit www.jgw.com or use the contact information provided below.

Conference Call and Webcast

Management will host a webcast to discuss the fourth quarter and fiscal year 2014 financial results today, March 12, 2015, at 10:00 AM Eastern time. The webcast will include remarks from J.G. Wentworth’s Chief Executive Officer, Stewart Stockdale, and Chief Financial Officer, John Schwab.

This call will be accompanied by a presentation and will be available via a webcast of the conference call live on the Investor Relations section of the Company’s website:

The J.G. Wentworth Company™ Fourth Quarter and Fiscal Year 2014 Financial Results Webcast

Interested parties unable to access the conference call and view the presentation via the webcast through this link: The J.G. Wentworth Company™ Fourth Quarter and Fiscal Year 2014 Financial Results, may dial Participant conference number: (866) 393-4306, Conference ID: 97929143.

A playback will be available through Thursday, March 19th, 2015. To participate, utilize the dial-in information listed below:
Playback conference number: (855) 859-2056, Conference ID: 97929143. The presentation will be posted to the Company’s website after the call.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects,” or “does expect,” “budget,” “forecasts,” “anticipates,” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved.  Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements.  Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31,

Exhibit 99.1

2014, these risks and uncertainties include, among other things:  our ability to implement our business strategy; our ability to continue to purchase structured settlement payments and other assets; the compression of the yield spread between the price we pay for and the price at which we sell assets due to changes in interest rates and/or other factors; changes in tax or accounting policies or changes in interpretation of those policies as applicable to our business; changes in current tax law relating to the tax treatment of structured settlements; our ability to complete future securitizations or other financings on beneficial terms; our dependence on the opinions of certain rating agencies; our dependence on outside parties to conduct our transactions including the court system, insurance companies, outside counsel, delivery services and notaries; our ability to remain in compliance with the terms of our substantial indebtedness; changes in existing state laws governing the transfer of structured settlement payments or the interpretation thereof; availability of or increases in the cost of our financing sources relative to our purchase discount rate; changes to state or federal, licensing and regulatory regimes; unfavorable press reports about our business model; our dependence on the effectiveness of our direct response marketing; adverse judicial developments; our ability to successfully enter new lines of business and broaden the scope of our business; potential litigation and regulatory proceedings; changes in our expectations regarding the likelihood, timing or terms of any potential acquisitions described herein; the lack of an established market for the subordinated interest in the receivables that we retain after a securitization is executed; the impact of the March 2014 Consumer Financial Protection Bureau inquiry and any findings or regulations it issues as related to us, our industries, or products in general; our dependence on a small number of key personnel; our exposure to underwriting risk; our access to personally identifiable confidential information of current and prospective customers and the improper use or failure to protect that information; our computer systems being subject to security and privacy breaches; the public disclosure of the identities of structured settlement holders; our business model being susceptible to litigation; the insolvency of a material number of structured settlement issuers; and infringement of our trademarks or service marks.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Schedule A

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Consolidated Balance Sheets
(In thousands, except for per share data)

	December 31, 2014	December 31, 2013

ASSETS
Cash and cash equivalents	$41,648	$39,061
Restricted cash and investments	198,206	109,338
VIE finance receivables, at fair market value	4,422,033	3,818,704
Other finance receivables, at fair market value	101,802	51,945
VIE finance receivables, net of allowances for losses of $7,674 and $6,443, respectively	113,489	117,826
Other finance receivables, net of allowances for losses of $2,454 and $1,899, respectively	17,803	15,166
Notes receivable, at fair market value	—	5,610
Other receivables, net of allowances for losses of $204 and $243, respectively	14,165	13,529
Fixed assets, net of accumulated depreciation of $5,976 and $4,544, respectively	3,758	3,112
Intangible assets, net of accumulated amortization of $20,273 and $17,781, respectively	45,436	47,878
Goodwill	84,993	84,993
Marketable securities	103,419	121,954
Deferred tax assets	2,170	1,830
Other assets	33,787	41,151
Total Assets	$5,182,709	$4,472,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$5,301	$3,903
Accrued expenses	13,955	21,181
Accrued interest	17,416	14,485
VIE derivative liabilities, at fair market value	75,706	70,296
VIE borrowings under revolving credit facilities and other similar borrowings	19,339	41,274
VIE long-term debt	181,558	150,802
VIE long-term debt issued by securitization and permanent financing trusts, at fair market value	4,031,864	3,431,283
Term loan payable	437,183	434,184
Other liabilities	6,677	7,646
Deferred tax liabilities	36,656	1,707
Installment obligations payable	103,419	121,954
Total Liabilities	4,929,074	4,298,715

Class A common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at December 31, 2014 - 15,021,147 and 14,420,392; December 31, 2013 - 11,220,358 and 11,216,429	—	—
Class B common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at December 31, 2014 - 9,963,750; December 31, 2013 - 14,001,583 and 13,984,065	—	—
Class C common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at December 31, 2014 and December 31, 2013 - 0	—	—
Additional paid-in-capital	95,453	70,236
Retained earnings (accumulated deficit)	25,634	(5,577)
Accumulated other comprehensive income	—	612
	121,087	65,271
Less: Treasury stock at cost; purchased at December 31, 2014 - 600,755; December 31, 2013 - 3,929	(2,443)	—
Total stockholders’ equity, The J.G. Wentworth Company	118,644	65,271
Non-controlling interests	134,991	108,111
Total Stockholders’ Equity	253,635	173,382
Total Liabilities and Stockholders’ Equity	$5,182,709	$4,472,097

Schedule B

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Consolidated Statements of Operations
(In thousands, except for per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
REVENUES
Interest income	$47,854	$46,130	$186,958	$172,423
Unrealized gains on VIE and other finance receivables, long-term debt, and derivatives	79,343	38,733	300,702	252,801
Gain (loss) on swap terminations, net	—	(151)	(628)	200
Servicing, broker, and other fees	928	1,585	4,149	5,276
Realized and unrealized gains (losses) on marketable securities, net	(853)	4,776	888	15,299
Realized gain (loss) on notes receivable, at fair value	—	—	2,098	(1,862)
Gain on debt extinguishment, net	—	14,217	270	14,217
Other	2	1,266	(61)	1,209
Total Revenues	127,274	106,556	494,376	459,563

EXPENSES
Advertising	16,148	18,639	68,489	70,304
Interest expense	50,055	53,061	200,798	193,035
Compensation and benefits	10,243	10,101	41,108	42,595
General and administrative	4,626	5,298	18,567	20,179
Professional and consulting	4,970	4,914	18,452	18,820
Debt issuance	2,727	3,275	8,683	8,930
Securitization debt maintenance	1,489	1,565	6,161	6,091
Provision for losses on finance receivables	1,533	1,321	4,806	5,695
Depreciation and amortization	1,005	1,472	4,168	5,703
Installment obligations expense (income), net	1,755	6,827	5,322	19,647
Loss on disposal/impairment of fixed assets	69	4,200	69	4,200
Total Expenses	94,620	110,673	376,623	395,199
Income (loss) before income taxes	32,654	(4,117)	117,753	64,364
Provision for income taxes	4,971	1,245	21,140	2,546
Net Income (Loss)	27,683	(5,362)	96,613	61,818
Less: Net income attributable to non-controlling interests	15,854	215	65,402	67,395
Net Income (Loss) Attributable to The J.G. Wentworth Company	$11,829	$(5,577)	$31,211	$(5,577)

Weighted average shares of Class A common stock outstanding:
Basic	14,636,520	10,395,574	12,986,058	10,395,574
Diluted	14,640,860	10,395,574	12,988,781	10,395,574

Net income (loss) per share attributable to stockholders of Class A common stock of The J.G. Wentworth Company
Basic	$0.81	$(0.54)	$2.40	$(0.54)
Diluted	$0.81	$(0.54)	$2.40	$(0.54)

ANI Bridge - Unaudited

The J.G. Wentworth Company and Subsidiaries

Reconciliation of Net Income to Adjusted Net Income and other Non-GAAP Measures Used in this Release and the Related Presentation

We use Adjusted Net Income (a non-GAAP financial measure) as a measure of our results from operations, which we define as our net income under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes and the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use Adjusted Net Income to measure our overall performance because we believe it represents the best measure of our operating performance, as the operations of the variable interest entities do not impact business performance. In addition, the add-backs described above are consistent with adjustments permitted under our Term Loan agreement.

We also use the non-GAAP measures of Total Adjusted Revenue and Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap termination, ("Spread Revenue"), as measures of our revenues, which we define as those measures under U.S. GAAP before the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use these measures to measure our revenues because we believe they represent better measures of our revenues, as the operations of the variable interest entities do not impact business performance.

You should not consider Adjusted Net Income, Total Adjusted Revenue or Spread Revenue in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net Income, Total Adjusted Revenue and Spread Revenue may not be comparable to other similarly titled measures of other companies.

A reconciliation of Net Income to Adjusted Net Income, which includes line items for Total Adjusted Revenue and Spread Revenue, for the three and twelve months ended December 31, 2014 and 2013 is provided below.  Certain prior year numbers have been reclassified to conform with current year presentation.

Schedule C

 The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

Net Income (Loss)	$27,683	$(5,362)	$96,613	$61,818

Adjustments to reflect deconsolidation of securitizations:
Elimination of unrealized gain/loss on finance receivables, long-term debt and derivatives from post securitization due to changes in interest rates	(25,306)	6,055	(84,955)	(42,358)
Elimination of interest income from securitized finance receivables permanent financing trusts	(41,356)	(40,349)	(166,888)	(150,945)
Interest income on retained interests in finance receivables	5,177	4,865	20,315	18,709
Servicing income on securitized finance receivables	1,306	1,303	5,129	5,548
Elimination of interest expense on long-term debt related to securitization and permanent financing trusts	35,247	34,763	142,907	128,226
Professional fees relating to securitizations	1,489	1,563	6,161	6,198
Other adjustments:
Share based compensation	653	(60)	2,384	1,452
Income tax provision	4,971	1,245	21,140	2,546
Impact of 2014-3 prefunding on unsecuritized finance receivables	(1,566)	—	(1,566)	—
Severance, M & A, and consulting expenses	765	1,020	3,736	5,416
Other non-recurring items	18	6,121	(1,383)	10,004
Adjusted Net Income	$9,081	$11,164	$43,593	$46,614

Other Data:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$234,084	$214,437	$939,050	$946,413
Life Contingent Purchases	25,107	39,054	111,590	156,319
Presettlement Fundings	7,021	6,997	27,155	22,299
Total TRB Purchases	$266,212	$260,488	$1,077,795	$1,125,031
Adjusted Net Income	$9,081	$11,164	$43,593	$46,614
Adjusted Net Income TRB Margin (2)	3.41%	4.29%	4.04%	4.14%

Company retained interests in finance receivables at fair market value	$331,395	$239,591

(1) Securitized product TRB purchases includes purchases during the period of assets that are expected to be securitized (guaranteed structured settlements, annuities, and lottery payment streams).
(2) Adjusted Net Income TRB Margin is Adjusted Net Income divided by Total TRB Purchases during the period.

Schedule D

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Reconciliation of Net Income to Adjusted Net Income - Unaudited
(In thousands)

	Q4 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of 2014-3 Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Non-recurring Items	Q4 2014 Adjusted Net Income

REVENUES
Interest income	$47,854	$(41,356)	$—	$5,177	$—	$—	$—	$(2,608)	$—	$9,067
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	79,343	(25,306)	(1,566)							52,471
Servicing, broker, and other fees	928	1,306								2,234
Realized and unrealized losses on marketable securities, net	(853)							853		—
Other	2									2
Total Revenues	$127,274	$(65,356)	$(1,566)	$5,177	$—	$—	$—	$(1,755)	$—	$63,774

EXPENSES
Advertising	$16,148									$16,148
Interest expense	50,055	(35,247)								14,808
Compensation and benefits	10,243				(653)		(62)			9,528
General and administrative	4,626								(18)	4,608
Professional and consulting	4,970						(703)		—	4,267
Debt issuance	2,727									2,727
Securitization debt maintenance	1,489	(1,489)								—
Provision for losses on finance receivables	1,533									1,533
Depreciation and amortization	1,005									1,005
Installment obligations income, net	1,755							(1,755)		—
Loss on disposal/impairment of fixed assets	69									69
Total Expenses	$94,620	$(36,736)	$—	$—	$(653)	$—	$(765)	$(1,755)	$(18)	$54,693

Income before income taxes	$32,654	$(28,620)	$(1,566)	$5,177	$653	$—	$765	$—	$18	$9,081
Provision for income taxes	4,971					(4,971)
Net Income	$27,683	$(28,620)	$(1,566)	$5,177	$653	$4,971	$765	$—	$18	$9,081

Schedule E

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited
(In thousands)

	Q4 2013 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Non-recurring Items	Q4 2013 Adjusted Net Income

REVENUES
Interest income	$46,130	$(40,349)	$4,865	$—	$—	$—	$(2,051)	$—	$8,595
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	38,733	6,055							44,788
Loss on swap terminations, net	(151)								(151)
Servicing, broker, and other fees	1,585	1,303							2,888
Realized and unrealized gains on marketable securities, net	4,776						(4,776)		—
Gain on extinguishment of debt, net	14,217								14,217
Other	1,266								1,266
Total Revenues	$106,556	$(32,991)	$4,865	$—	$—	$—	$(6,827)	$—	$71,603

EXPENSES
Advertising	$18,639								$18,639
Interest expense	53,061	(34,763)							18,298
Compensation and benefits	10,101			60		(147)			10,014
General and administrative	5,298					(325)			4,973
Professional and consulting	4,914					(548)		(1,921)	2,445
Debt issuance	3,275								3,275
Securitization debt maintenance	1,565	(1,563)							2
Provision for losses on finance receivables	1,321								1,321
Depreciation and amortization	1,472								1,472
Installment obligations expense, net	6,827						(6,827)		—
Loss on disposal/impairment of fixed assets	4,200							(4,200)	—
Total Expenses	$110,673	$(36,326)	$—	$60	$—	$(1,020)	$(6,827)	$(6,121)	$60,439

Income (loss) before income taxes	$(4,117)	$3,335	$4,865	$(60)	$—	$1,020		$6,121	$11,164
Provision for income taxes	1,245				(1,245)
Net Income (Loss)	$(5,362)	$3,335	$4,865	$(60)	$1,245	$1,020	$—	$6,121	$11,164

Schedule F

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Reconciliation of Net Income to Adjusted Net Income - Unaudited
(In thousands)

	YTD 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of 2014-3 Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Non-recurring Items	YTD 2014 Adjusted Net Income

REVENUES
Interest income	$186,958	$(166,888)	$—	$20,315	$—	$—	$—	$(4,434)	$6	$35,957
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	300,702	(84,955)	(1,566)							214,181
Loss on swap terminations, net	(628)									(628)
Servicing, broker, and other fees	4,149	5,129								9,278
Realized and unrealized gains on marketable securities, net	888							(888)		—
Realized gain on notes receivable, at fair value	2,098								(2,098)	—
Gain on debt extinguishment	270									270
Other	(61)									(61)
Total Revenues	$494,376	$(246,714)	$(1,566)	$20,315	$—	$—	$—	$(5,322)	$(2,092)	$258,997

EXPENSES
Advertising	$68,489									$68,489
Interest expense	200,798	(142,907)								57,891
Compensation and benefits	41,108				(2,384)		(1,962)			36,762
General and administrative	18,567						(234)		(18)	18,315
Professional and consulting	18,452						(1,540)		(691)	16,221
Debt issuance	8,683									8,683
Securitization debt maintenance	6,161	(6,161)								—
Provision for losses on finance receivables	4,806									4,806
Depreciation and amortization	4,168									4,168
Installment obligations expense, net	5,322							(5,322)		—
Loss on disposal/impairment of fixed assets	69									69
Total Expenses	$376,623	$(149,068)	$—	$—	$(2,384)	$—	$(3,736)	$(5,322)	$(709)	$215,404

Income before income taxes	$117,753	$(97,646)	$(1,566)	$20,315	$2,384	$—	$3,736	$—	$(1,383)	$43,593
Provision for income taxes	21,140					(21,140)
Net Income	$96,613	$(97,646)	$(1,566)	$20,315	$2,384	$21,140	$3,736	$—	$(1,383)	$43,593

Schedule G

The J.G. Wentworth Company
(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)
Reconciliation of Net Income to Adjusted Net Income - Unaudited
(In thousands)

	YTD 2013 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Non-recurring Items	YTD 2013 Adjusted Net Income

REVENUES
Interest income	$172,423	$(150,945)	$18,709	$—	$—	$—	$(4,348)	$—	$35,839
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	252,801	(42,358)							210,443
Gain on swap terminations, net	200								200
Servicing, broker, and other fees	5,276	5,548							10,824
Realized and unrealized gains on marketable securities, net	15,299						(15,299)		—
Realized loss on notes receivable, at fair value	(1,862)							1,862	—
Gain on extinguishment of debt, net	14,217								14,217
Other	1,209								1,209
Total Revenues	$459,563	$(187,755)	$18,709	$—	$—	$—	$(19,647)	$1,862	$272,732

EXPENSES
Advertising	$70,304								$70,304
Interest expense	193,035	(128,226)							64,809
Compensation and benefits	42,595			(1,452)		(3,098)			38,045
General and administrative	20,179	(31)				(698)			19,450
Professional and consulting	18,820	(49)				(1,620)		(3,942)	13,209
Debt issuance	8,930								8,930
Securitization debt maintenance	6,091	(6,091)							—
Provision for losses on finance receivables	5,695	(27)							5,668
Depreciation and amortization	5,703								5,703
Installment obligations expense, net	19,647						(19,647)		—
Loss on disposal/impairment of fixed assets	4,200							(4,200)	—
Total Expenses	$395,199	$(134,424)	$—	$(1,452)	$—	$(5,416)	$(19,647)	$(8,142)	$226,118

Income before income taxes	$64,364	$(53,331)	$18,709	$1,452	$—	$5,416		$10,004	$46,614
Provision for income taxes	2,546	—	—	—	(2,546)	—	—	—	—
Net Income	$61,818	$(53,331)	$18,709	$1,452	$2,546	$5,416	$—	$10,004	$46,614

Schedule H

The J.G. Wentworth Company
Unaudited
(In thousands, except shares and per share data)

	Private			Public
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
TRB:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$230,705	$246,895	$254,376	$214,437	$223,507	$252,544	$228,915	$234,084
Life Contingent Purchases	34,222	42,878	40,165	39,054	29,827	28,185	28,471	25,107
Presettlement Fundings	5,444	5,073	4,785	6,997	7,247	6,977	5,910	7,021
Total	$270,371	$294,846	$299,326	$260,488	$260,581	$287,706	$263,296	$266,212

ANI Basis:
Total Revenue	$76,850	$63,933	$60,343	$71,603	$63,131	$69,110	$62,982	$63,774
Total Expenses	$53,323	$53,409	$58,944	$60,439	$53,010	$51,935	$55,766	$54,693
ANI	$23,527	$10,524	$1,399	$11,164	$10,121	$17,175	$7,216	$9,081
ANI Margin (2)	30.6%	16.5%	2.3%	15.6%	16.0%	24.9%	11.5%	14.2%
ANI TRB Margin (3)	8.7%	3.6%	0.5%	4.3%	3.9%	6.0%	2.7%	3.4%

Spread Revenue (4)	$64,726	$52,281	$48,999	$44,637	$51,846	$57,951	$51,285	$52,471
TRB Spread Margin (5)	24.4%	18.0%	16.6%	17.6%	20.5%	20.6%	19.9%	20.2%

GAAP Basis:
Revenue	$183,208	$66,661	$103,138	$106,556	$136,590	$123,488	$107,024	$127,274
Expenses (6)	$93,503	$88,301	$104,023	$111,918	$102,057	$101,780	$94,335	$99,591
Net Income (Loss)	$89,705	$(21,640)	$(885)	$(5,362)	$34,533	$21,708	$12,689	$27,683
Net Income (Loss) Attributable to The J.G. Wentworth Company				$(5,577)	$9,022	$6,268	$4,092	$11,829

Weighted Average Diluted Shares				10,395,574	11,642,283	12,562,042	13,098,995	14,640,860
All-in Shares (7)				17,476,995	29,555,639	29,510,029	29,335,338	29,019,913

Diluted EPS				$(0.54)	$0.77	$0.50	$0.31	$0.81
ANI EPS (8)				$0.64	$0.34	$0.58	$0.25	$0.31

Residual Asset Balance	$249,345	$234,918	$239,770	$239,591	$280,208	$294,637	$304,022	$331,395
Residual Loan Balance	$70,000	$70,000	$69,560	$68,785	$67,989	$107,540	$107,329	$107,043

10-Year Swap Rate	2.01%	2.70%	2.77%	3.09%	2.84%	2.63%	2.64%	2.28%

Term Loan Interest Expense	$7,673	$12,287	$14,595	$13,457	$9,917	$10,020	$10,082	$10,182
ANI Interest Expense	$12,267	$15,748	$18,496	$18,298	$13,945	$14,487	$14,651	$14,808

(1)	Securitized product TRB purchases includes purchases during the period of assets that will be securitized (guaranteed structured settlements, annuities, and lottery payment streams)

(2)	ANI Margin is defined as ANI / ANI Total Revenue

(3)	ANI TRB Margin is defined as ANI / Total TRB

(4)	Spread Revenue is defined as adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap terminations

(5)	TRB Spread Margin is defined as Spread Revenue / (the sum of Securitized Product TRB Purchases + Life Contingent Purchases)

(6)	Includes provision for income taxes

(7)
Represents the weighted average number of outstanding shares of Class A common stock if all Common Interests in The J.G. Wentworth Company, LLC were exchanged. Calculated as the sum of: (a) the weighted average number of Common Interests outstanding and (b) the impact of dilutive potential common shares.

(8)	ANI EPS is defined as ANI / All-in Shares

Source: The J.G. Wentworth Company™

Investor Relations:
The J.G. Wentworth Company™
866-386-3853
investor@jgwentworth.com

Media Inquiries:
866-386-3853
media@jgwentworth.com
or
Makovsky for The J.G. Wentworth Company™
Michael Goodwin, 212-508-9639
mgoodwin@makovsky.com